Note 6 - Goodwill	12 Months Ended
Dec. 31, 2014
Disclosure Text Block Supplement [Abstract]
Goodwill Disclosure [Text Block]
6.	Goodwill

Goodwill represents the excess of cost over fair value of the assets and liabilities of businesses acquired.  Changes in goodwill are as follows:

	W&ES	PI&IS	Total
	(in thousands)

Balance - December 31, 2012	$33,877	$-	$33,877
Goodwill from business combinations	971	40,638	41,609
Foreign currency translation	-	(20)	(20)

Balance - December 31, 2013	34,848	40,618	75,466
Impairments	(19,773)	-	(19,773)
Foreign currency translation	-	(148)	(148)
Balance - December 31, 2014	$15,075	$40,470	$55,545

Goodwill is not amortized, but is subject to annual reviews on November 1 for impairment at a reporting unit level.  The reporting unit or units used to evaluate and measure goodwill for impairment are determined primarily from the manner in which the business is managed or operated.  A reporting unit is an operating segment or a component that is one level below an operating segment.  In accordance with ASC 350 “Intangibles — Goodwill and Other”, we have assessed the reporting unit definitions and determined that at December 31, 2014 and 2013, W&ES and PI&IS, are the appropriate reporting units for testing goodwill impairment.  The accounting estimate relative to assessing the impairment of goodwill is a critical accounting estimate for each of our reporting segments.

For our PI&IS reporting unit, we performed a qualitative assessment to determine whether the fair value of the reporting unit was more likely than not less than its carrying value.  Our evaluation consisted of assessing various qualitative factors including current and projected future earnings, capitalization, current customer relationships and projects and the impact of lower crude oil prices on our earnings.  The qualitative assessment on this reporting unit indicated that there was no need to conduct further quantitative testing for goodwill impairment nor did our analysis indicate the reporting unit was at risk for a potential goodwill impairment.  Different judgments from those we used in our qualitative analysis could result in the requirement to perform a quantitative goodwill impairment analysis.

For our W&ES segment, after giving consideration to certain qualitative factors including trends in the energy industry and recorded impairments of property and equipment, we elected to perform a quantitative goodwill impairment analysis.  We computed the fair value of the reporting unit employing multiple valuation methodologies, including a market approach (market price multiples of comparable companies) and an income approach (discounted cash flow analysis).  This approach is consistent with the requirement to utilize all appropriate valuation techniques as described in ASC 820-10-35-24 “Fair Value Measurements and Disclosures.” Given recent declines in the price of crude oil and the related impact on the valuations of energy related companies, relevant market data was difficult to obtain and was of limited usefulness.  Accordingly, we relied heavily on the use of the income approach for the valuation of the reporting unit.

As a result of our valuation, we determined that the carrying value of the W&ES reporting unit exceeded the fair value of the reporting unit resulting in a goodwill impairment charge of $19.8 million.  The W&ES segment has experienced increased competition in some of the regions in which we operate which has resulted in declining volumes and increased pricing pressure.  The fourth quarter decline in oil prices has intensified competitive pressures and had a direct impact on our revenues.  Many of our customers have announced significantly reduced drilling programs in the Bakken.  The decline in drilling will directly impact the amount of flowback and produced water that we process and dispose.  The energy downturn is also expected to continue to negatively impact our pricing as our customers look for ways to reduce costs.  In addition, as we process lower water volumes, in particular flowback water volumes directly attributable to drilling, we will recover less skim oil.  Lower oil prices will also directly impact revenues as oil sales have historically represented in excess of 20% of our W&ES revenues.